                                                                     EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                               CVB FINANCIAL CORP.

      The undersigned Incorporator hereby executes, acknowledges and files the following Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of California:

      One: The name of the Corporation shall be:

                               CVB FINANCIAL CORP.

      Two: The purpose of the Cooperation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

      Three: The name and address in this state of the Corporation's initial agent for service of process in accordance with subdivision (b) of Section 1502 of the General Corporation Law is:

             BARNET REITNER
             Manatt, Phelps, Rothenberg & Tunney
             1888 Century Park East, 21st Floor
             Los Angeles, California 90067

      Four: The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 20,000,000.

      In WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on April 24, 1981.


                                        /s/ Barnet Reitner
                                        ----------------------------
                                        Barnet Reitner, Incorporator

      The undersigned declares that he is the person who executed the foregoing Articles of Incorporation and that such instrument is the act and deed of the undersigned.


                                        /s/ Barnet Reitner
                                        ----------------------------
                                        Barnet Reitner

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        John Cavallucci and Christina Schaefer certify:

        1. That they are the President/Chief Executive Officer and Secretary, respectively, of CVB Financial Corp., a California corporation.

        2. That Article Four of the Corporation's Articles of Incorporation is amended to read as follows:

                "Four: The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 25,000,000. Upon the amendment of this Article to read as herein set forth each four outstanding shares are split up and converted into five shares."

        3. That the foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Board of Directors.

        4. That the foregoing amendment was one which the Board of Directors alone may adopt without approval of the outstanding shares pursuant to Section 902(c) of the California Corporations Code, since only one class of shares is outstanding.

                                           /S/John Cavallucci
                                           ------------------------------------
                                           John Cavallucci

                                           President and Chief Executive Officer

                                           /S/Christina Schaefer
                                           ------------------------------------
                                           Christina Schaefer
                                           Secretary

        Each of the undersigned declares, under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at Chino, California on January 21, 1986.

                                           /S/John Cavallucci
                                           ------------------------------------
                                           John Cavallucci

                                           /S/Christina Schaefer
                                           ------------------------------------
                                           Christina Schaefer

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        The undersigned, John Cavallucci and Christina Schaefer, do hereby certify:

        1. That they are and have been, at all times mentioned herein, respectively, the duly acting President, the Chief Executive Officer and Secretary of CVB Financial Corp. (the "Company"), a California corporation; and

        2. That the following is a true and correct copy of a resolution of the Company adopted by the holders of the majority of the outstanding shares of the Company's Common Stock entitled to vote pursuant to a Written Consent of Shareholders.

                BE IT HEREBY RESOLVED, that Article Four of the Company's Articles of Incorporation, which currently provides as follows:

                        "Four. The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 25,000,000. Upon the amendment of this Article to read as herein set forth each four outstanding shares are split up and converted into five shares."

        be, and it hereby is amended in full to read as follows:

                "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the Corporation shall have authority to issue is Forty-five million (45,000,000), of which Twenty-Five Million (25,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. At the time the amendment to this Article to read as herein set forth becomes effective, each outstanding share of capital stock of this Corporation shall be reclassified as one share of Common Stock of the Corporation.

                The designations and the powers, preferences and rights and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation shall be as follows:

                        (a) Serial Preferred Stock.

                The Serial Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred shares, and the number of shares constituting any such series and a designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                        (b) Common Stock

                (1) After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive, subject to the applicable provisions of the Corporations Code of the State of California, such dividends as may be declared from time to time by the Board of Directors.

                (2) After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, as provided for in the Corporations Code of the State of California, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation.

                (3) Each holder of Common Stock shall have one (1) vote in respect of each share of stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock.

        3. That the foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the Corporation is 1,216,573. The number of shares voting in favor of the Amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

        4. That the foregoing Amendment of Articles of Incorporation has been duly approved and adopted with the necessary quorum present at a duly held meeting of the Board of Directors of the Company held on June 18, 1986.

                IN WITNESS WHEREOF, the undersigned have executed this Certificate on September 30, 1986.

                                            /S/John Cavallucci
                                            ------------------------------------
                                            John Cavallucci, President and
                                            Chief Executive Officer

                                            /S/Christina Schaefer
                                            ------------------------------------
                                            Christina Schaefer, Secretary

                Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

                Executed this 30th day of September, 1986, in Chino, California.

                                            /S/John Cavallucci
                                            ------------------------------------
                                            John Cavallucci, President and
                                            Chief Executive Officer

                                            /S/Christina Schaefer
                                            ------------------------------------
                                            Christina Schaefer, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

        John Cavallucci and Tina Schaefer certify that:

        1. They are the President/Chief Executive Officer and the Secretary, respectively, of CVB Financial Corp., a California corporation.

        2. The Articles of Incorporation of this corporation are amended to include an Article Five that reads as follows:

                "Five: Section 1. Elimination of Directors' Liability. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

        Section 2. Indemnification of Corporate Agents. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
        Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

        Section 3. Insurance from a Subsidiary. This corporation is authorized to purchase and maintain insurance on behalf of its agents against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such from a company, the shares of which are owned in whole or in part by this corporation, provided that any policy issued by such company is limited to the extent required by applicable law.

        Section 4. Repeal or Modification. Any repeal or modification of the foregoing provisions of this Article Five by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of that repeal or modification."

        3. The foregoing Amendment of Articles of Incorporation was duly approved by the Board of Directors at its meeting held on February 22, 1988, at which a quorum was present and acting throughout.

        4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California General Corporation Law, at a meeting held on May 18, 1988. The corporation has no shares of preferred stock outstanding. The total number of shares of Common Stock outstanding at the record date for determining shareholders entitled to vote was 2,281,068. The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required, which was more than 50 percent of the Common Stock.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

               Dated 5-20-88

                                            /S/John Cavallucci
                                            ------------------------------------
                                            John Cavallucci, President
                                            and Chief Executive Officer

                                            /S/Tina Schaefer
                                            ------------------------------------
                                            Tina Schaefer, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        John Cavallucci and Tina Schaefer certify:

        1. That they are the President and Secretary, respectively, of CVB Financial Corp., a California corporation.

        2. That Article FOUR of the Corporation's Articles of Incorporation is amended to read as follows:

               "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total numbers of shares of stock which the Corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each one outstanding share of Common Stock is split up and converted into two shares of Common Stock.

                The designation and powers, preferences and rights and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation shall be as follows:

                        (a) Serial Preferred Stock.

                The Serial Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred shares, and the number of shares constituting any such series and a designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                (b) Common Stock

                (1) After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive, subject to the applicable provisions of the Corporations Code of the State of California, such dividends as may be declared from time to time by the Board of Directors.

                (2) After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, as provided for in the Corporations Code of the State of California, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation.

                (3) Each holder of Common Stock shall have one (1) vote in respect of each share of stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock.

        3. That the foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Board of Directors at their regular meeting held on September 20, 1989.

        4. That the foregoing amendment was one which the Board of Directors alone may adopt without approval of the outstanding shares pursuant to Section 902(c) of the California Corporations Code, since only one class of shares are outstanding.

                                            /S/John Cavallucci
                                            ------------------------------------
                                            John Cavallucci, President

                                            /S/Tina Schaefer
                                            ------------------------------------
                                            Tina Schaefer, Secretary

        Each of the undersigned declares, under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at Ontario, California on September 20, 1989

                                            /S/John Cavallucci
                                            ------------------------------------
                                            John Cavallucci

                                            /S/Tina Schaefer
                                            ------------------------------------
                                            Tina Schaefer

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

        1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

        2. That the Board of Directors of the Company adopted the following resolutions on December 17, 1997:

        NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

                "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each two (2) outstanding shares of Common Stock are split up and converted into three (3) shares of Common Stock.

        3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to 902(c) of the California Corporations Code.

        4. This Amendment shall become effective on January 2, 1998.

        IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 23, 1997.

                                            / S /D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S /Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

        Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

        Executed this 23rd day of December, 1997 in Ontario, California.

                                            / S / D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S / Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

        1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

        2. That the Board of Directors of the Company adopted the following resolutions on December 15, 1999:

        NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

                "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock.

        3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to 902(c) of the California Corporations Code.

        4. This Amendment shall become effective at 5:00 p.m. California time on January 14, 2000.

        IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 31, 1999.
                                            / S /D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S /Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

        Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

        Executed this 31st day of December, 1999 in Ontario, California.

                                            / S / D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S / Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

                          CERTIFICATE OF DETERMINATION
                             OF CVB FINANCIAL CORP.

      The undersigned, D. Linn Wiley and Donna Marchesi do hereby certify:

      1. That they are the duly elected and acting President and Secretary, respectively, of CVB Financial Corp., a California corporation (the "CORPORATION").

      2. That, pursuant to the resolutions set forth in Paragraph 4 hereof, the Board of Directors of the Corporation has authorized the issuance of, and designated the rights, preferences, privileges and restrictions of one million (1,000,000) shares of Series A Participating Preferred Stock. The Corporation's Articles of Incorporation, as amended, authorize the issuance of up to twenty million (20,000,000) shares of Preferred Stock.

      3. That none of the shares of Series A Participating Preferred Stock have been issued by the Corporation.

      4. That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the said Corporation, the said Board of Directors on June 21, 2000 adopted the following resolution creating a series of one million (1,000,000) shares of Preferred Stock designated as Series A Participating Preferred Stock:

      "RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by its Articles of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such series of Preferred Stock as follows:

      Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "SERIES A PARTICIPATING PREFERRED STOCK." The number of shares constituting such series shall be one million (1,000,000) shares. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.

      Section 2. DIVIDENDS AND DISTRIBUTIONS.

      (a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock, in preference to the holders of Common Stock of the Company, and of any other junior stock, shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "QUARTERLY DIVIDEND PAYMENT DATE"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      (b) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per shares on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

      (c) Dividends shall begin to accrue on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not less than ten (10) nor more than sixty (60) days prior to the date fixed for the payment thereof.

      Section 3. VOTING RIGHTS. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

      (a) Each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation.

      (b) Except as otherwise provided herein, in any other Certificate of Determination, or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

      (c) Except as required by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

      Section 4. CERTAIN RESTRICTIONS.

      (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

         (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

         (ii) declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;

         (iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

      Section 5. REACQUIRED SHARES. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Articles of Incorporation, as then amended.

      Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount per share equal to $1,000.00, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Participating Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to the aggregate amount to be distributed per share to holder of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Participating Preferred Stock and all such parity stock in proportion to the total amount to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

      Section 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind) as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      Section 8. NO REDEMPTION. The shares of Series A Participating Preferred Stock shall not be redeemable.

      Section 9. RANKING. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

      Section 10. AMENDMENT. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

      Section 11. FRACTIONAL SHARES. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

      RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Determination in accordance with the foregoing resolution and the provisions of California law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution."

      We further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Determination are true and correct of our own knowledge and that the foregoing Certificate of Determination has been duly approved by the Board of Directors of the Corporation.



      Executed at Ontario, California, on June 21, 2000.



                                             /s/ D. Linn Wiley
                                             -----------------------------------
                                             D. Linn Wiley, President



                                             /s/ Donna Marchesi
                                             -----------------------------------
                                             Donna Marchesi, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

        The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

        1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

        2. That the Board of Directors of the Company adopted the following resolutions on December 19, 2001:

NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

                "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Eighty Two Million Five Hundred Thousand (82,500,000), of which Sixty Two Million Five Hundred Thousand (62,500,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock.

        3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to 902(c) of the California Corporations Code. There are no shares of Serial Preferred Stock outstanding.


        4. This Amendment shall become effective at 5:00 p.m. California time on January 4, 2002.

        IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 26, 2001.

                                            / S /D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S /Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

        Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

        Executed this 26th day of December, 2001 in Ontario, California.

                                            / S / D. Linn Wiley
                                            ------------------------------------
                                            D. Linn Wiley, President

                                            / S / Donna Marchesi
                                            ------------------------------------
                                            Donna Marchesi, Secretary

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.


      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 18, 2002:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of Article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total numbers of shares of stock which the Corporation shall have authority to issue is Ninety Eight Million One Hundred Twenty Five Thousand (98,125,000), of which Seventy Eight Million One Hundred Twenty Five Thousand (78,125,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock."

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code. This Amendment only provides for a stock split and an increase in the authorized shares of Common Stock in proportion thereto. There are no shares of Serial Preferred Stock outstanding.

      4. This Amendment shall become effective at 5:00 p.m. California time on January 3, 2003.

      IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 24, 2002.


                                                    /s/ D. Linn Wiley
                                                    ----------------------------
                                                    D. Linn Wiley, President


                                                    /s/ Donna Marchesi
                                                    ----------------------------
                                                    Donna Marchesi, Secretary


      Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.



      Executed this 24th day of December, 2002 in Ontario, California.


                                                    /s/ D. Linn Wiley
                                                    ----------------------------
                                                    D. Linn Wiley, President


                                                    /s/ Donna Marchesi
                                                    ----------------------------
                                                    Donna Marchesi, Secretary

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.


      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 15, 2004:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of Article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total numbers of shares of stock which the Corporation shall have authority to issue is One Hundred Seventeen Million Six Hundred Fifty Six Thousand Two Hundred Fifty (117,656,250), of which Ninety Seven Million Six Hundred Fifty Six Thousand Two Hundred Fifty (97,656,250) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five
      (5) shares of Common Stock."

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section902(c) of the California Corporations Code. This Amendment only provides for a stock split and an increase in the authorized shares of Common Stock in proportion thereto. There are no shares of Serial Preferred Stock outstanding.

      4. This Amendment shall become effective at 5:00 p.m. California time on December 29, 2004.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:   December 21, 2004.

                                        By: /s/  D. Linn Wiley
                                            -------------------------------
                                            D. Linn Wiley, President


                                        By: /s/  Donna Marchesi
                                            -------------------------------
                                            Donna Marchesi, Secretary

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.


      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are, and have been at all times herein mentioned, the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 21, 2005:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of Article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total numbers of shares of stock which the Corporation shall have authority to issue is One Hundred Forty Two Million Seventy Thousand Three Hundred Twelve (142,070,312), of which One Hundred Twenty Two Million Seventy Thousand Three Hundred Twelve (122,070,312) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five
      (5) shares of Common Stock."

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code. This Amendment only provides for a stock split and an increase in the authorized shares of Common Stock in proportion thereto. There are no shares of Serial Preferred Stock outstanding.

      4. This Amendment shall become effective at 5:00 p.m. California time on January 10, 2006.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:   January 3, 2006.

                                                    /s/ D. Linn Wiley
                                                    ----------------------------
                                                    D. Linn Wiley, President


                                                    /s/ Donna Marchesi
                                                    ----------------------------
                                                    Donna Marchesi, Secretary


                                       2